UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2021

S&W SEED COMPANY

(Exact name of registrant as specified in Its charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2101 Ken Pratt Blvd, Suite 201 Longmont, CO	80501
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (720) 506-9191

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	SANW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 15, 2021, S&W Seed Company (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below, which matters are described in detail in the definitive proxy statement relating to the Annual Meeting (the “Proxy Statement”).

Proposal 1. Election of Directors

The Company's stockholders elected the eight persons listed below as directors of the Company, each to serve until the next Annual Meeting of Stockholders and until his or her successor is elected, or, if sooner, until his or her death, resignation or removal. The final voting results were as follows:

Name	Votes For	Votes Against	Withhold	Broker Non-Votes
David A. Fischhoff, Ph.D.	28,178,065	88,794	37,402	4,289,816
Mark J. Harvey	28,136,113	134,262	33,886	4,289,816
Consuelo E. Madere	23,598,885	105,129	4,600,247	4,289,816
Alexander C. Matina	28,212,075	56,836	35,350	4,289,816
Charles B. Seidler	28,142,259	54,605	107,397	4,289,816
Robert D. Straus	28,110,382	160,529	33,350	4,289,816
Alan D. Willits	28,231,587	37,224	35,450	4,289,816
Mark W. Wong	28,241,007	27,904	35,350	4,289,816

Proposal 2. Ratification of the Selection of Independent Registered Public Accounting Firm

The Company's stockholders ratified the selection of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022. The final voting results were as follows:

Votes For	Votes Against	Abstention	Broker Non-Votes
32,401,084	24,203	168,790	-

Proposal 3. Advisory Vote on Executive Compensation

The Company's stockholders approved, on an advisory basis, the compensation of the Company's Named Executive Officers, as disclosed in the Proxy Statement. The final voting results were as follows:

Votes For	Votes Against	Abstention	Broker Non-Votes
22,193,606	1,452,175	4,658,480	4,289,816

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S&W SEED COMPANY

By:	/s/ Betsy Horton
Betsy Horton
Chief Financial Officer

Date: December 17, 2021